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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): DECEMBER 31, 1998


                                  EXCITE, INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-28064                                               77-0378215
---------------------------                            -------------------------
       (Commission                                           (IRS Employer
      File Number)                                        Identification No.)

       555 Broadway, Redwood City, CA                             94063
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 (Address of principal executive offices)                       (Zip Code)


                                 (650) 568-6000
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM 5:  OTHER EVENTS

     The Company's revenue of $54.1 million for the fourth quarter ended December 31, 1998, was up 163% from the $20.5 million for the corresponding fourth quarter of 1997. Revenue for the fourth quarter represented a 23% sequential increase over the $44.0 million reported in the third quarter of 1998.

     The net loss for the fourth quarter of 1998 was $5.8 million, or $0.11 per share. These results compare to a net loss of $13.0 million, or $0.39 per share, for the corresponding quarter of the prior year.

     For the total year, the Company generated revenue of $154.1 million and a net loss of $37.0 million, or $0.78 per share. For 1997, the Company generated revenue of $54.1 million, and a net loss of $41.4 million, or $1.47 per share.

     The Company has taken the initiative to conform its accounting for acquisition-related in-process research and development charges in response to recent Securities and Exchange Commission interpretative guidelines. Accordingly, the Company has reduced this charge to $6.2 million from the $16.2 million charge it recorded in the Second Quarter of 1998 to reflect the acquisition of Throw, Inc., a small technology company. The $10.0 million reduction in the value of the in-process technology, will be capitalized as goodwill and amortized over 3 years. Amortization related to the Throw acquisition for the fourth quarter and total year amounted to $0.9 million and $2.7 million, respectively.

     The Company generated $25 million in cash flow from operations in the fourth quarter. Cash on hand at December 31, 1998 increased $21.3 million to $61.6 million, principally due to significantly improved cash collections. Days sales outstanding improved 15 days to 61 during the quarter.


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                                  EXCITE, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 (UNAUDITED, IN THOUSANDS EXCEPT PER SHARE DATA)

                                                      THREE MONTHS ENDED                  TWELVE MONTHS ENDED
                                                         DECEMBER 31,                         DECEMBER 31,
                                                -------------------------------     --------------------------------
                                                    1998             1997                 1998             1997
                                                --------------  ---------------     --------------   ---------------
                                                                                                           (1)
Revenues (2)                                      $   54,095      $   20,548          $  154,105       $   54,114

Cost of revenues:
 Hosting costs                                         5,259           2,532              16,161            8,586

 Royalties and other cost of revenues                  4,037           1,994              12,912            4,235

 Amortization of purchased technology                     --           1,938                  --            8,214

                                                 --------------  ---------------     --------------   --------------
     Total cost of revenues                            9,296           6,464              29,073           21,035
                                                 --------------  ---------------     --------------   --------------
Gross profit                                          44,799          14,084             125,032           33,079

Operating expenses:
  Research and development                             7,863           5,679              29,205           16,694

  Sales and marketing                                 21,086          10,671              62,372           32,009

  Distribution license fees and data                   6,894           4,412              21,723            9,365
  acquisition costs

  General and administrative                           5,625           3,508              16,573            9,477

  In-process technology                                   --              --               6,200            2,346

  Merger and acquisition related costs,
   including amortization of goodwill and                829           2,043               4,903            3,989
   other purchased intangibles

 Amortization of prepaid Netscape service              7,574              --              17,673               --
                                                 --------------  ---------------     --------------   --------------
     Total operating expenses                         49,871          26,313             158,649           73,880
                                                 --------------  ---------------     --------------   --------------
Operating loss                                        (5,072)        (12,229)            (33,617)         (40,801)

Interest expense and other, net                         (239)           (277)             (1,223)            (114)

Equity share of losses of affiliated company            (490)           (477)             (2,134)            (477)
                                                 --------------  ---------------     --------------  ---------------
Net loss                                          $   (5,801)     $  (12,983)         $  (36,974)      $  (41,392)
                                                 ==============  ===============     ==============   ==============
Basic and diluted net loss per share (3)          $    (0.11)      $   (0.39)          $   (0.78)       $   (1.47)
                                                 ==============  ===============     ==============   ==============
Shares used in computing net loss per share (3)       51,511          33,231              47,475           28,155
                                                 ==============  ===============     ==============   ==============

(1) Derived from audited consolidated financial statements at December 31, 1997.

(2) Related party revenue was $5.2 million and $8.3 million for the three and twelve months ended December 31, 1998, respectively.

(3) All of the share and per share data have been adjusted to reflect the two-for-one stock split for stockholders of record as of the close of business on July 6, 1998.

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                                  EXCITE, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                            (UNAUDITED, IN THOUSANDS)

                                                                                  DECEMBER 31,        DECEMBER 31,
                                                                                     1998                1997
                                                                              ------------------   -----------------
                                                                                                          (1)
ASSETS
Current assets:
     Cash, cash equivalents and short-term investments                          $     61,605         $     32,066
     Accounts receivable, net                                                         36,592               20,907
     Prepaid Netscape distribution costs and trademarks, current portion              45,473                   --
     Prepaid expenses and other current assets                                         4,848                2,149
                                                                              ------------------   -----------------
       Total current assets                                                          148,518               55,122

Property and equipment, net                                                           35,937               15,143
Investment in affiliated company                                                       2,243                   --
Prepaid Netscape distribution costs and trademarks                                    20,954                   --
Intangible assets, net                                                                 8,792                1,771
Other assets                                                                           4,229                4,657
                                                                              ------------------   -----------------
                                                                                $    220,673         $     76,693
                                                                              ==================   =================
LIABILITIES AND STOCKHOLDERS' EQUITY Current liabilities:
     Bank line of credit and other notes payable                                $      6,100         $      6,100
     Accounts payable                                                                 13,079                5,717
     Accrued compensation                                                              9,038                4,794
     Related party liabilities                                                         5,092                1,575
     Capital lease obligations, current portion                                        7,133                3,178
     Non-lease financing, current portion                                              1,531                1,176
     Deferred revenue                                                                  2,843                4,588
     Other accrued liabilities                                                        14,222                5,024
                                                                              ------------------   -----------------
       Total current liabilities                                                      59,038               32,152

Capital lease obligations                                                             11,668                3,076
Non-lease financing                                                                    1,568                1,613
Convertible note                                                                       5,000                5,000
Stockholders' equity                                                                 143,399               34,852
                                                                              ------------------    ----------------
                                                                                $    220,673         $     76,693
                                                                              ==================   =================

(1) Derived from audited consolidated financial statements at December 31, 1997.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       EXCITE, INC.




Date:  January 25, 1999                By: /s/ Robert C. Hood
                                           --------------------------------
                                           Robert C. Hood
                                           Executive Vice President,
                                           Chief Administrative Officer and
                                           Chief Financial Officer

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